SUPPLEMENT TO THE
FIDELITY TREND FUND AND FIDELITY VALUE FUND
PROSPECTUS
DATED FEBRUARY 20, 1996
   The following information supplements that found in the "Securities and Investment Practices" section beginning page 13.
    CASH MANAGEMENT.    A fund may invest in money market securities, in a
pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces the similar information found in "The Funds in Detail"section on page 11.
Abigail Johnson is manager and vice president of Trend, which she has managed since June 1996. She is also a director of FMR Corp. Previously, she managed other Fidelity funds. Ms. Johnson joined Fidelity in 1988. Richard Fentin is manager and vice president of Value, which he has managed since March 1996. Previously, he managed Puritan. Mr. Fentin joined Fidelity in 1979.

FIDELITY TREND FUND
AND
FIDELITY VALUE FUND
   SUPPLEMENT TO THE     STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 20, 1996
The following information    replaces     the similar information found
   in     the "Investment Limitations of Trend Fund" section on page 3.
   (vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
   The following information replaces the similar information found in the "Investment Limitations of Value Fund" section on page 4.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.